                                                                    EXHIBIT 25.1



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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

One Wall Street, New York, N.Y.                        10286
(Address of principal executive offices)               (Zip code)


                          IASIS HEALTHCARE CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                               76-0450619
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

113 Seaboard Lane
Suite A-200
Franklin, Tennessee                                    37067
(Address of principal executive offices)               (Zip code)

                             ADDITIONAL REGISTRANTS
                        MEMORIAL HOSPITAL OF TAMPA, L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795584
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                           MESA GENERAL HOSPITAL, L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795590
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                         ODESSA REGIONAL HOSPITAL, L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795574
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                        PALMS OF PASADENA HOSPITAL, L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795583
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                        SOUTHWEST GENERAL HOSPITAL, L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795572
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                         ST. LUKE'S MEDICAL CENTER, L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795587
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                      ST. LUKE'S BEHAVIORAL HOSPITAL, L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795588
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                         TEMPE ST. LUKE'S HOSPITAL, L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795586
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                          TOWN & COUNTRY HOSPITAL, L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795580
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                      BAPTIST JOINT VENTURE HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1796514
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                        BEAUMONT HOSPITAL HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1796501
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                     BILTMORE SURGERY CENTER HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1796499
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                             CLINICARE OF UTAH, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795211
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                      DAVIS HOSPITAL & MEDICAL CENTER, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795217
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                      DAVIS SURGICAL CENTER HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1796493
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                 FIRST CHOICE PHYSICIANS NETWORK HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1796513
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                           HEALTH CHOICE ARIZONA, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1796494
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                         IASIS HEALTHCARE HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1798194
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                            IASIS MANAGEMENT COMPANY
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1797795
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                          JORDAN VALLEY HOSPITAL, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795215
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                      METRO AMBULATORY SERVICE CENTER, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1796497
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                        PIONEER VALLEY HEALTH PLAN, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795212
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                          PIONEER VALLEY HOSPITAL, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795216
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                       ROCKY MOUNTAIN MEDICAL CENTER, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795213
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)



                     SALT LAKE REGIONAL MEDICAL CENTER, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1795214
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                            SANDY CITY HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1796492
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                         SOUTHRIDGE PLAZA HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1796491
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                        SSJ ST. PETERSBURG HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                               62-1796504
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                 IASIS HEALTHCARE MSO SUB OF SALT LAKE CITY, LLC
               (Exact name of obligor as specified in its charter)

Utah                                                   62-1756039
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                         BILTMORE SURGERY CENTER, INC.
              (Exact name of obligor as specified in its charter)

Arizona                                                86-0837176
(State or other jurisdiction of                       (I.R.S. employer
 incorporation or organization)                        identification no.)



--------------------------------------------------------------------------------

                 13% Senior Subordinated Exchange Notes due 2009
                       (Title of the indenture securities)

    ========================================================================

  1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------------------------------------------------------------------
                  Name                                        Address
-------------------------------------------------------------------------------------------------

        Superintendent of Banks of the State of               2 Rector Street, New York,
        New York                                              N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York                      33 Liberty Plaza, New York,
                                                              N.Y.  10045

        Federal Deposit Insurance Corporation                 Washington, D.C.  20429

        New York Clearing House Association                   New York, New York   10005


         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of January, 2000.

                                              THE BANK OF NEW YORK


                                              By: /s/  Van K. Brown
                                                  ---------------------
                                              Name:    Van K. Brown
                                              Title:   Assistant Vice  President

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of January, 2000.

                                              THE BANK OF NEW YORK


                                              By: /s/  Van K. Brown
                                                  ---------------------
                                              Name:    Van K. Brown
                                              Title:   Assistant Vice  President

                                                          EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                         Dollar Amounts
ASSETS                                                                     in Thousands
  Cash and balances due from
    depository institutions:
    Noninterest-bearing balances and
      currency and coin..............                                        $6,394,412
    Interest-bearing balances........                                         3,966,749
  Securities:
    Held-to-maturity securities......                                           805,227
    Available-for-sale securities....                                         4,152,260
  Federal funds sold and Securities
    purchased under agreements to
    resell...........................                                         1,449,439
  Loans and lease financing
  receivables:
    Loans and leases, net of
      unearned income.................                                       37,900,739
    LESS: Allowance for loan and
      lease losses.....................                                         572,761
    LESS: Allocated transfer risk
      reserve..........................                                          11,754
    Loans and leases, net of
      unearned income, allowance, and
      reserve........................                                        37,316,224
  Trading Assets.....................                                         1,646,634
  Premises and fixed assets
    (including capitalized leases)...                                           678,439

  Other real estate owned............                                            11,571
  Investments in unconsolidated
    subsidiaries and associated
    companies........................                                           183,038
  Customers' liability to this bank
    on acceptances outstanding.......                                           349,282
  Intangible assets..................                                           790,558
  Other assets.......................                                         2,498,658
                                                                       ----------------
  Total assets.......................                                       $60,242,491
                                                                       ================
  LIABILITIES
  Deposits:
    In domestic office...............                                       $26,030,231
    Noninterest-bearing..............                                        11,348,986
    Interest-bearing.................                                        14,681,245
    In foreign offices, Edge and
      Agreement subsidiaries,
      and IBFs.......................                                        18,530,950
    Noninterest-bearing..............                                           156,624
    Interest-bearing.................                                        18,374,326
  Federal funds purchased and
    Securities sold under agreements
    to repurchase....................                                         2,094,678
  Demand notes issued to the
    U.S.Treasury.....................                                           232,459
  Trading liabilities................                                         2,081,462
  Other borrowed money:
    With remaining maturity of one
      year or less...................                                           863,201
    With remaining maturity of more
      than one year through three
      years .........................                                               449
    With remaining maturity of more
      than three years...............                                            31,080
  Bank's liability on acceptances
    executed and outstanding.........                                           351,286
  Subordinated notes and debentures..                                         1,308,000
  Other liabilities..................                                         3,055,031
                                                                       ----------------
  Total liabilities..................                                        54,578,827
                                                                       ================
  EQUITY CAPITAL
  Common stock.......................                                         1,135,284

  Surplus............................                                           815,314
  Undivided profits and capital
    reserves.........................                                         3,759,164
  Net unrealized holding gains
    (losses) on available-for-sale
    securities.......................                                          (15,440)
  Cumulative foreign currency
    translation adjustment...........                                          (30,658)
                                                                       ----------------
  Total equity capital...............                                         5,663,664
                                                                       ----------------
  Total liabilities and equity
    capital............................                                     $60,242,491
                                                                       ================

        I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

           Thomas J. Mastro

        We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

           Thomas A. Reyni                  ---
           Gerald L. Hassell                   |      Directors
           Alan R. Griffith                    |
                                            ---